UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2017

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001 - 16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 25, 2017, Crown Castle International Corp. (“Company”) entered into an underwriting agreement (“Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Mizuho Securities USA LLC and RBC Capital Markets, LLC, as Representatives for the several Underwriters (“Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750 million aggregate principal amount of the Company’s 3.200% Senior Notes due 2024 and $1.0 billion aggregate principal amount of the Company’s 3.650% Senior Notes due 2027 in a registered public offering (“Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-203074). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

ITEM 8.01	– OTHER EVENTS

On July 25, 2017, the Company issued a press release announcing the commencement of the Offering. The Company’s press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

On July 25, 2017, the Company issued a press release announcing the pricing of the Offering. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 25, 2017, among Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Mizuho Securities USA LLC and RBC Capital Markets, LLC, as Representatives for the several Underwriters

99.1	Press Release, dated July 25, 2017

99.2	Press Release, dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: July 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 25, 2017, among Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Mizuho Securities USA LLC and RBC Capital Markets, LLC, as Representatives for the several Underwriters

99.1	Press Release, dated July 25, 2017

99.2	Press Release, dated July 25, 2017